Debt	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
Debt

Note 10	Debt

On May 28, 2021, Bell Canada issued, under its 1997 trust indenture, 2.20% Series M-56 medium term note (MTN) debentures, with a principal amount of $500 million, which mature on May 29, 2028. This issue constitutes Bell Canada's first sustainability bond offering.

On April 19, 2021, Bell Canada redeemed, prior to maturity, its 3.00% Series M-40 MTN debentures, having an outstanding principal amount of $1,700 million, which were due on October 3, 2022. As a result, in Q1 2021, we recognized early debt redemption costs of $53 million, which were recorded in Other income (expense) in the income statement.

On March 17, 2021, Bell Canada issued, under its 1997 trust indenture, 3.00% Series M-54 MTN debentures, with a principal amount of $1 billion, which mature on March 17, 2031, and 4.05% Series M-55 MTN debentures, with a principal amount of $550 million, which mature on March 17, 2051.

Additionally, on March 17, 2021, Bell Canada issued, under its 2016 trust indenture, 0.75% Series US-3 Notes, with a principal amount of $600 million in U.S. dollars ($747 million in Canadian dollars), which mature on March 17, 2024, and 3.65% Series US-4 Notes, with a principal amount of $500 million in U.S. dollars ($623 million in Canadian dollars), which mature on March 17, 2051. The Series US-3 and Series US-4 Notes (collectively, the Notes) have been hedged for foreign currency fluctuations through cross currency interest rate swaps. See Note 12, Financial assets and liabilities, for additional details.

The MTN debentures and Notes are fully and unconditionally guaranteed by BCE.